                              SCHEDULE OF PURCHASERS


                PURCHASER                     SHARES PURCHASED  WARRANTS PURCHASED
--------------------------------------------  ----------------  ------------------
Special Situations Fund III QP, L.P.                   2000000              500000
Special Situations Technology Fund,                     189200               47300
Special Situations Technology Fund II, L.P.            1010800              252700
Special Situations Private Equity Fund, L.P.            800000              200000
Fort Mason Master, LP                                  3756400              939100
Fort Mason Partners, LP                                 243600               60900
LB I Group Inc.                                        2400000              600000
Prism Partners I, L.P.                                  120000               30000
Prism Partners II Offshore Fund                          88000               22000
Prism Partners III Leveraged L.P.                       296000               74000
Prism Partners IV Leveraged Offshore Fund               280000               70000
Prism Partners Offshore Fund                             16000                4000
                                              ----------------  ------------------
    Total                                             11200000             2800000
                                              ================  ==================

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of the 15th day of May 2007 by and among Concurrent Computer Corporation (the "Company"), a Delaware corporation, with its principal offices at 4375 River Green Parkway, Suite 100, Duluth, GA 30096 and the purchasers whose names and addresses are set forth on the signatures page hereto (each, a "Purchaser" and together, the "Purchasers").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

Section 1.     Purchase and Sale of Securities.
               -------------------------------

     Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein), each Purchaser agrees to purchase severally and not jointly, and the Company agrees to issue and sell to such Purchaser severally and not jointly (i) that number of whole shares (the "Shares") of the Company's common stock, $0.01 par value (the "Common Stock"), and (ii) warrants to purchase shares of Common Stock (the "Warrants," together with the Shares, the "Securities"), as shown below such Purchaser's name on the signature pages hereto, at a purchase price that is equal to $1.25 per Security, of which $0.12 is allocated as consideration for the Warrants.

Section 2.     Closing.
               -------

     2.1     The Closing.
             -----------

          (a) The purchase and sale of the Securities upon the terms and conditions hereof will take place at a closing (the "Closing") to be held at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, within three business days following the execution of this Agreement, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for the Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date").

          (b) The Company shall provide wire transfer instructions for the payment of the Purchase Price (as defined below) prior to the Closing.

          (c) At the Closing, each Purchaser and the Company shall satisfy all of the conditions set forth in Sections 2.2(a) and (b), respectively.

     2.2     Conditions to Closing.
             ---------------------

          (a) The Company's obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and Warrants to each Purchaser is subject to:

               (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth opposite each Purchaser's name on each Purchaser's signature page hereto (the "Purchase Price"), in accordance with the wire transfer instructions delivered by the Company pursuant to Section 2.1(b); and

               (ii) the accuracy in all material respects of the representations and warranties made by such Purchaser in Section 4 below as of the Closing Date and the fulfillment in all material respects of those undertakings of such Purchaser in this Agreement to be fulfilled on or prior to the Closing Date.

          (b) Each Purchaser's obligation to complete the purchase and sale of the Securities is subject to:

               (i) the accuracy in all material respects of the representations and warranties made by the Company in Section 3 below as of the Closing Date and the fulfillment in all material respects of those undertakings of the Company in this Agreement to be fulfilled on or prior to the Closing Date;

               (ii) confirmation that the notification to list the Shares and the shares of Common Stock underlying the warrants (the "Warrant Shares") on the NASDAQ Global Market has been appropriately filed;

               (iii) delivery by the Company to the Placement Agent of an opinion, dated as of the Closing Date, from King & Spalding LLP, counsel to the Company addressed to the Purchasers, in the form attached as Appendix A hereto;

               (iv) unless the Company and the Purchaser have agreed to an alternative arrangement for the delivery of Securities, the Company's delivery to its transfer agent of irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in the Share Certificate Questionnaire attached hereto as Appendix I such number of Securities set forth on such Purchaser's signature page hereto on Appendix A or, if requested by the Purchaser, one or more certificates representing such Securities registered in such name(s) or nominee name(s) requested by such Purchaser; and

               (v) delivery by Deloitte & Touche LLP to the Placement Agent of a letter, in form and substance reasonably satisfactory to the Placement Agent, confirming that Deloitte & Touche LLP are independent accountants within the meaning of the Securities Act as defined herein and the Exchange Act (as defined herein) and the applicable rules and regulations thereunder, containing statements and information of the type ordinarily included in an accountant's "comfort letters" to placement agents, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Memorandum (as defined below);

               (vi) no judgement, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

               (vii) the Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfilment of the conditions specified in subsections (i), (ii), (iv), (vi) and (ix) of this Section 2.2(b);

               (viii) the Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

               (ix) there shall be no current stop order or ongoing suspension of trading by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

Section 3.     Representations, Warranties and Covenants of the Company.  Except
               --------------------------------------------------------
as specifically contemplated by this Agreement, the Company hereby represents and warrants to, and covenants with, each Purchaser as of the Closing Date (or such other date specified below) as follows:

     3.1     No Material Misstatement.  The Confidential Private Placement
             ------------------------
Memorandum, dated May 7, 2007, relating to the offering of the Securities, including all exhibits, documents incorporated by reference and annexes thereof, as the same may be amended or supplemented, (the "Memorandum") did not, as of its date, does not as of the date hereof, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.2     SEC Filings.
             -----------

          (a) The Company has made available to the Purchasers through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the "10-K"), and all other reports filed (but not furnished) by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Documents"). The SEC Documents are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole. At the time they became effective or were filed with the Securities and Exchange Commission (the "Commission"), as the case may be, the SEC

Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (the "Rules"), and none of the SEC Documents as of such time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3.3     Financial Statements.  The audited and unaudited financial
             --------------------
statements of the Company (including all notes and schedules thereto) included in the SEC Documents present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934
Act). The summary financial data included in the Memorandum presents fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements incorporated by reference in the Memorandum.

     3.4     Independent Accountants.  Deloitte & Touche LLP (the "Auditor")
             -----------------------
whose report was filed with the Commission with the Company's Annual Report on Form 10-K for the year ended June 30, 2006 and is incorporated by reference in the Memorandum, are and, during the periods covered by their report, were independent registered public accountants as required by the Securities Act and the Rules.

     3.5     Organization; Good Standing.  Each of the Company's Subsidiaries is
             ---------------------------
listed on Schedule I attached hereto (for purposes of this Agreement, the term "Subsidiaries" includes only the significant subsidiaries of the Company, as such terms is defined in Rule 1-02(w) of Regulation S-X). The Company and each of its Subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     3.6     Permits.  The Company and each of its Subsidiaries has all
             -------
requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where failure to have such power or authority or the lack of such Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities.

     3.7     Intellectual Property.  Except as disclosed in the Memorandum, the
             ---------------------
Company and each of its Subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as currently conducted , except where the lack of such Intangibles, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Memorandum, neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles that would have a Material Adverse Effect. The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intangibles which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

     3.8     Real and Personal Property.  The Company and each of its
             --------------------------
Subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries and except those, if any, reflected in the Company's consolidated financial statements. All property held under lease by the Company and its Subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries and except those, if any, reflected in the Company's consolidated financial statements.

     3.9     No Material Adverse Change.  Since March 31, 2007 and except as
             --------------------------
otherwise discussed in the Memorandum (i) there has not been any event which caused a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Memorandum, neither the Company nor its subsidiaries has (A) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business (other than the sale of Securities hereunder and shares or options issued pursuant to equity incentive plans or purchase plans as in effect on the date hereof), (B) entered into any material transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

     3.10     Material Contracts.  Each description of any contract, document or
              ------------------
other agreement in the Memorandum accurately reflects in all respects the terms of the underlying contract, document or other agreement. Each such contract, document or other agreement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its Subsidiaries, if a Subsidiary is a party thereto, of any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which Company or its property or business or a Subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

     3.11     No Violation.  Neither the Company nor any of its Subsidiaries is
              ------------
in violation of any term or provision of its charter or by-laws or other organizational documents or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

     3.12     Due Authorization.  Each of this Agreement and the Warrants has
              -----------------
been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrants, the issuance and sale of the Securities and the reservation for issuance and the issuance of the Warrant Shares by the Company. The Shares have been duly authorized, validly issued and are fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, the Warrant Shares will be duly and validly issued and will be fully paid and nonassessable. Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 4 hereof, the Company represents and warrants that (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents will not trigger the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.

     3.13     No Default or Consents.  Neither the execution, delivery and
              ----------------------
performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries except for such consents or waivers which have already been obtained and are in full force and effect or which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) violate any provision of the charter or by-laws of the Company or any of its Subsidiaries.

     3.14     Capitalization.  The Company has authorized and outstanding
              --------------
capital stock as set forth under the caption "Capitalization" in the Memorandum. The certificates evidencing the Securities are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its Subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Securities, when issued, delivered and paid as provided herein, will be fully paid and nonassessable and will be issued free and clear of any security interests, liens, encumbrances, equities or claims. Except as disclosed in the Memorandum there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. All outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims. The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Purchasers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

     3.15     No Registration Rights.  Except as described in Section 6 hereof,
              ----------------------
no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the offering of Securities contemplated by the Memorandum or by reason of the filing of the Registration Statement with the Commission or to demand registration of any security owned by such holder.

     3.16     Legal Proceedings.  Except as disclosed in the Memorandum, there
              -----------------
are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     3.17     Employees.  Neither the Company nor any of its Subsidiaries is
              ---------
involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

     3.18     Market Stabilization.  The Company has not taken, nor will it
              --------------------
take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares or Warrant Shares.

     3.19     Taxes.  The Company and each of its Subsidiaries has filed all
              -----
Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor, to the Company's knowledge, are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

     3.20     Company Lock-up.  Commencing on the offering pursuant to the
              ---------------
Memorandum by the Company's entry into the Securities Purchase Agreement and ending after the close of trading on the NASDAQ Global Market on the date which is the later of (i) the effective date of the Registration Statement or (ii) the ninetieth day following the Closing Date (the "Lock-Up Period"), the Company will not, without prior written consent of the Placement Agent, sell, contract to sell or otherwise dispose of or issue any new securities of the Company, except pursuant to previously issued options, any agreements providing for anti-dilution or other stock purchase or share issuance rights in existence on the date hereof, any employee benefit or similar plan of the Company in existence on the date hereof.

     3.21     Listing Compliance.  The Company is in compliance with the
              ------------------
requirements of the NASDAQ Global Market for continued quotation of the Common Stock thereon in all material respects. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NASDAQ Global Market, nor has the Company received any notification that the Commission or the NASDAQ Global Market is contemplating terminating such registration or listing. The transaction contemplated by this Agreement will not contravene the rules and regulations of the NASDAQ Global Market. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the NASDAQ Global Market and to comply in all material respects with the Company's reporting, filing and other obligations under the rules of the NASDAQ Global Market. The Shares and Warrant Shares have been duly authorized for listing on the NASDAQ Global Market.

     3.22     Internal Controls.  The Company and each of its Subsidiaries
              -----------------
maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(b) under the Exchange Act) to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

     3.23     Disclosure Controls.  The Company has established and maintains
              -------------------
disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

     3.24     No Deficiencies or Fraud.  Based on the evaluation of its
              ------------------------
disclosure controls and procedures as of March 31, 2007, the Company is not aware of (i) any material weaknesses in internal controls; or (ii) any fraud that involves management or other employees who have a role in the Company's internal controls, except such fraud that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     3.25     Insurance.  The Company and its Subsidiaries are insured by
              ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes is adequate for its businesses and all such policies of insurance and fidelity or surety bonds are in full force and effect.

     3.26     Prohibited Activities.  Deloitte & Touche LLP has not been engaged
              ---------------------
by the Company to perform any "prohibited activities" (as defined in Section 10A of the Exchange Act).

     3.27     Off-Balance Sheet Arrangements.  There are no material off-balance
              ------------------------------
sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company's financial condition, revenues, or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

     3.28     Sarbanes-Oxley Act.  The Company and, to its knowledge, its
              ------------------
directors and officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

     3.29     Consents and Approvals.  Each approval, consent, order,
              ----------------------
authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company has been obtained or performed.

     3.30     Environmental Laws.  Each of the Company and its Subsidiaries is
              ------------------
(i) in compliance with applicable federal, state and local laws, regulations and ordinances relating to the protection of the environment, natural resources, petroleum or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") and (ii) have not received notice of nor do they otherwise have knowledge of any actual or potential liability for the investigation or remediation of any disposal or release of petroleum, hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has been named a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     3.31     Investment Company.  The Company is not and, after giving effect
              ------------------
to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum, will not be an "investment company" or an entity "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Investment Company Act").

     3.32     Foreign Corrupt Practices Act.  Neither the Company nor, to the
              -----------------------------
knowledge of the Company, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.33     Foreign Transactions Reporting Act.  The operations of the Company
              ----------------------------------
and its Subsidiaries are in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations hereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, and no formal action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened that would have a Material Adverse Effect.

     3.34     OFAC.  Neither the Company nor any of its Subsidiaries nor, to the
              ----
knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of

Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

     3.35     Prior Offerings.  The Company has not sold or issued any shares of
              ---------------
Common Stock during the six-month period preceding the date of the Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

     3.36     Offering Materials.  Neither the Company nor its directors and
              ------------------
officers have distributed or will distribute prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would result in the initial sale of the Securities not being exempt from the registration requirements of Section 5 of the Securities Act.

     3.37     Brokers or Finders.  No broker, investment banker, financial
              ------------------
advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity (each a "Person"), other than the Placement Agent, the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

     3.38     Use of Proceeds.  The Company intends to use the net proceeds from
              ---------------
the sale of the Securities as described in the Memorandum.

     3.39     Solicitation; Other Issuances of Securities.  Neither the Company
              -------------------------------------------
nor its Subsidiaries or any affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASDAQ Global Market or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries or affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers contained herein, the offer and sale of the Securities by the Company to the Purchasers pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

     3.40     Non-Public Information. The Company has not disclosed to the
              ----------------------
Purchasers, whether in the Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date other than the existence and terms of the transaction contemplated by this Agreement. The Company shall issue a press release describing the material terms of the transactions contemplated by this Agreement prior to 8:30 AM on the business day immediately following the execution and delivery by all Purchasers of the Agreement.

     3.41     Registration Statement - S-3 Eligibility.  The Company meets, and
              ----------------------------------------
will use its commercially reasonable efforts to meet upon filing and effectiveness of the Registration Statement, the requirements for use of Form S-3 under the Securities Act for secondary offerings.

Section 4.     Representations, Warranties and Covenants Of Each Purchaser.
               -----------------------------------------------------------

     Each Purchaser, for itself and no other Purchaser, hereby represents and warrants to, and covenants with, the Company as of the Closing Date (or such other date specified below) as follows:

     4.1     Organization.  Such Purchaser is an entity duly organized and
             ------------
validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization. Such Purchaser has all requisite corporate power and authority and all necessary governmental approvals to carry on its business as now being conducted, except as would not result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement. Such Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

     4.2     Authorization, Enforcement, and Validity.  Such Purchaser has the
             ----------------------------------------
requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Such Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws.

     4.3     Consents and Approvals; No Violation.  The execution, delivery and
             ------------------------------------
performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of such Purchaser's organizational documents; (ii) conflict with, or constitute a default or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Purchaser is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement); or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Purchaser or its Subsidiaries, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement. Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, except where the failure to obtain such consents, authorizations or orders or to make such filings or registrations would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement.

     4.4     Investment Experience.  Such Purchaser is an accredited investor
             ---------------------
within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities.

     4.5     Investment Intent and Limitation on Dispositions.  Such Purchaser
             ------------------------------------------------
(a) is acquiring Securities for its own account for investment only and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities except in accordance with the provisions of Section 6 or except as would not result in a violation of the Securities Act; (b) such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of
Section 6 or pursuant to and in accordance with the Securities Act; and (c) such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and such Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire (except any information provided relating to the Purchaser's share ownership in the Company) until such time as such Purchaser has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective.

     4.6     Information And Risk.
             --------------------

          (a) Such Purchaser has received and reviewed the Memorandum and has requested, received, reviewed and considered all other information such Purchaser deems relevant in making an informed decision to purchase the Securities. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to such Purchaser's satisfaction.

          (b) Such Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of such Purchaser's investment. Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Securities.

          (c) Such Purchaser has, in connection with such Purchaser's decision to purchase Securities, not relied upon (i) any representations or warranties other than as set forth in the representations and warranties of the Company contained herein or (ii) any information (whether oral or written) other than information contained in the Memorandum, the SEC Documents and the other information described in Section 4.6(a), and such Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser's own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

     4.7     Disclosures to the Company.  Such Purchaser understands that the
             --------------------------
Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws.

     4.8     [Reserved]
             ----------

     4.9     Ownership.  Such Purchaser (including any Person controlling,
             ---------
controlled by, or under common control with such Purchaser, as the term "control" is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the "HSR Act")) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of fifty million dollars ($50,000,000), calculated pursuant to the HSR Act.

     4.10     Brokers or Finders.  No broker, investment banker, financial
              ------------------
advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Purchaser.

     4.11     Acknowledgement.  Such Purchaser acknowledges and agrees that the
              ---------------
Company does not make and has not made any representations or warranties with respect to the transactions contemplated by this Agreement other than those specifically set forth in Section 3.

     4.12     Confidential Treatment.  The Purchasers shall hold in strict
              ----------------------
confidence all information concerning this Agreement and the offering of the Securities until the earlier of such time as the Company has made a public announcement concerning this Agreement or the offering of the Securities.

     4.13     Prohibited Transactions.
              -----------------------

          (a) During the last thirty (30) days prior to the date hereof, neither such Purchaser nor any affiliate of such Purchaser, foreign or domestic, has, directly or indirectly, effected or agreed to effect any "short sale" (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction").

          (b) Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the effective date of the Registration Statement or (iii) the Effectiveness Deadline, such Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in (a) a Prohibited Transaction nor (b) any sale, assignment, pledge, hypothecation, put, call, or other transfer of any of the shares of Common Stock, warrants or other securities of the Company acquired hereunder.

     4.14     No Advice.  The Purchaser understands that nothing in this
              ---------
Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

     4.15     No Action Outside United States.  The Purchaser acknowledges that
              -------------------------------
the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Purchaser is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

     4.16     Restricted Securities. Without limiting the registration rights
              ---------------------
granted to the Purchasers under Section 6 hereto, such Purchaser understands that the Shares and Warrant Shares upon issuance will be "restricted securities" as such term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless the Shares and Warrant Shares are subsequently registered or qualified under applicable state and federal securities laws or an exemption from such registration or qualification is available.

Section 5.     Survival of Representations and Warranties.
               ------------------------------------------

     Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties as to each respective Closing made by the

Company and the Purchasers herein shall survive for a period of one (1) year following the Closing Date.

Section 6.     Registration of the Shares and Warrant Shares; Compliance with
               --------------------------------------------------------------
the Securities Act.
------------------

     6.1     Registration Procedures and Expenses.
             ------------------------------------

          (a)     The Company will:

               (i)     as soon as practicable, but in no event later than five
     (5) business days following the Closing Date (the "Filing Deadline"), use its commercially reasonable efforts to prepare and file with the Commission a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) (the "Registration Statement") covering the resale of the Shares and the Warrants Shares (each of the Shares and Warrant Shares, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser, the "Registrable Securities") by each Purchaser. Such Registration Statement shall include a plan of distribution in a form materially similar to the plan of distribution contained in the form of resale registration statement incorporated by reference in the Memorandum;

               (ii) use its commercially reasonable efforts to cause the Registration Statement, as amended, to become effective under the Securities Act as soon as practicable but in any event no later than sixty
     (60) days after the Closing Date (the "Effectiveness Deadline") provided, however, that in the event the Registration Statement receives any review by the Commission, the Effectiveness Deadline will be ninety (90) days after the Registration Statement is filed by the Company. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby;

               (iii) use its commercially reasonable efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Registrable Securities become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Effectiveness Period") and shall notify the Purchasers in writing promptly following the termination of the Effectiveness Period;

               (iv) so long as the Registration Statement is effective, to use its commercially reasonable efforts to furnish to each Purchaser with respect to the

     Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of prospectuses and such other documents as such Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser; provided, however, that the obligation of the Company to deliver copies of the documents to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or Blue Sky laws as may be applicable in connection with any use of such documents;

               (v) in consultation with its counsel, use commercially reasonable efforts to file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process generally in any jurisdiction in which the Company is not now so qualified or has not so consented;

               (vi) file a Form D with respect to the Registrable Securities as required under Regulation D and to provide a copy thereof to the Purchasers promptly after filing;

               (vii) bear all expenses in connection with the procedures in paragraphs (i) through (vi) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any in connection with an underwritten offering of the Registrable Securities;

               (viii) notify each Purchaser of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose and, if any such order is issued, obtain the withdrawal of such order at the earliest possible time;

               (ix) furnish to each Purchaser, on the date that such Registration Statement becomes effective, in the case of an underwriting,
     (A) an opinion addressed to such Purchaser, dated such date, of outside counsel representing the Company, in such form and substance as is required to be given to the underwriters and (B) a letter addressed to such Purchaser, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriter;

               (x) provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part;

               (xi) permit counsel for the Purchasers to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);

               (xii) provided that, in the case of clause (x) and (xi) above, the Company shall not be required to provide, and shall not provide, any Purchaser with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company;

               (xiii) subject to Section 6.1(b) below, immediately notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the Commission and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (xiv) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve
     (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection (xiv), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

          (b) The Company may delay the disclosure or material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section 6 containing such information, for one or more periods (each such period, a "Suspension") to the extent that the Board of Directors of the Company concludes in good faith that it is in possession of material, non-public information that it deems advisable not to disclose. No Suspension shall be for a period of longer than 60 consecutive days, and no Suspensions, together, shall be for a period of an aggregate in any 365-day period of longer than 90 days. The Company shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to a Suspension, (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Suspension and (c) use commercially reasonable efforts to terminate a Suspension as promptly as practicable.

          (c) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months following the date the Registrable Securities may be sold by the Purchasers under Rule 144 without regard to manner of sale requirements or volume limitations or (B) such date as all of the Purchasers' Registrable Securities shall have been resold; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

     6.2     Delay in Filing or Effectiveness of Registration Statement.  If the
             ----------------------------------------------------------
Registration Statement is not filed by the Company with the Commission on or prior to the Filing Deadline, then for each day following the Filing Deadline, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Effective Deadline, then for each day following the Effective Deadline, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount (calculated on a pro rata basis for any period short than 30 days (i.e., the amount of liquidated damages per day is equal to 0.033333)) per 30-day period equal to 1.00% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement; and for any such 30-day period, such payment shall be made no later than three business days following such 30-day period. If the Purchaser shall be prohibited from selling the Registrable Securities under the Registration Statement for any reason (other than as a result of a Suspension of more than sixty (60) days or Suspensions on more than one (1) occasion of more than ninety (90) days in the aggregate in any 12-month period), then for each day on which the Purchaser is so prohibited, but not including any day on which the prohibition is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount (calculated on a pro rata basis for any period short than 30 days (i.e., the amount of liquidated damages per day is equal to 0.033333)) per 30-day period equal to 1.00% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement, and such payment shall be made no later than three business days following any such 30-day period. Any payments made pursuant to this Section 6.2 shall constitute the Purchaser's exclusive monetary remedy for such events, but shall not affect the right of the Purchasers to seek equitable relief. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 6.2, (i) to more than one Purchaser in respect of the same Securities for the same period of time or (ii) in an aggregate amount that exceeds 15% of the purchase price paid by the Purchasers for the Securities pursuant to this Agreement. Such payments shall be made to the Purchasers in cash.

     6.3     Restrictions on Transferability.
             -------------------------------

          (a) Each Purchaser agrees that it will not effect any disposition of the Securities or the Warrant Shares or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as contemplated in the Registration Statement referred to in Section
6.1 above, (ii) pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser's compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities and will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or its plan of distribution. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 7.

          (b) Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement has been filed by the Company and declared effective, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that such Purchaser will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchasers written notice that the Purchasers may thereafter effect sales pursuant to said prospectus. The Company agrees to file such amendment, supplement or report as soon as practicable following such notice of Suspension.

          (c) Neither the Securities nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 6, and in the case of the Warrants, in the Warrant, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Securities or Warrant Shares held by such Purchaser to agree to take and hold such Securities or Warrant Shares subject to the provisions and upon the conditions specified in this Section 6 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee.

          (d) Each Purchaser acknowledges and agrees that Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, such Purchaser, and (iii) to the effect that (A) the Registrable Securities have been sold in accordance with such Registration Statement, the Securities Act and applicable state securities or Blue Sky laws and (B) the requirement of delivering a current prospectus has been satisfied.

     6.4     Termination Of Conditions And Obligations.
             -----------------------------------------

          (a) The conditions precedent imposed by Section 6.3 above regarding the transferability of the Shares or Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares upon the passage of two years from the effective date of the Registration Statement covering such Securities or Warrant Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          (b) The expiration or termination of this Agreement for any reason will have no effect on the rights of any of the parties under the provisions of this Section 6.

Section 7.     Legends.
               -------

          (a) Such Purchaser understands and agrees that each certificate or other document evidencing any of the Securities or Warrant Shares shall be endorsed with the legend in the form set forth below, and such Purchaser covenants that such Purchaser will not transfer the Shares or the Warrants represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 promulgated under the Securities Act ("Rule 144") or as otherwise permitted by the provisions of Section 6.2 above) and understands that the Company will refuse to register a transfer of any Securities or Warrant Shares unless the conditions specified in the following legend are satisfied:

     "NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

          (b) Upon the earlier of (i) one business day following the effectiveness date of the Registration Statement or (ii) Rule 144(k) becoming available the Company shall (A) deliver to the transfer agent for the Common Stock (the "Transfer Agent") irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Purchaser that Rule 144(k) applies to the shares of Common Stock represented thereby or (2) a statement by the Purchaser that such Purchaser has sold or will sell the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act. Nothing in this Section shall prevent the Company from suspending the effectiveness of the instructions to the Transfer Agent if sales under the Register Statement are not permissible for any reason. From and after the earlier of such dates, upon a Purchaser's written request, the Company shall promptly cause certificates evidencing the Purchaser's Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to a Purchaser within three (3) Business Days of submission by that Purchaser of a legended certificate and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such unlegended certificate is received by the Purchaser, the Purchaser, or any third party on behalf of such Purchaser or for the Purchaser's account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares represented by such certificate (a "Buy-In"), then the Company shall pay in cash to the Purchaser (for costs incurred either directly by such Purchaser or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Purchaser as a result of the sale to which such Buy-In relates. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

          (c) Such Purchaser covenants that such Purchaser will not transfer the Registrable Securities represented by any such certificate without complying with any applicable requirements under the Securities Act to deliver the final prospectus included in the effective Registration Statement to any offeree of such Registrable Securities.

Section 8.     Indemnification.
               ---------------

          (a)     For purposes of this Section 8:

               (i) the term "Purchaser" shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

               (ii) the term "Prospectus" shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

               (iii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement.

          (b) The Company agrees to indemnify and hold harmless each of the Purchasers, their respective officers, directors, employees and representatives, and each Person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arise out of or are based in whole or in part on any breach of the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse each Purchaser and each such controlling Person for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser or such controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 6.2 above respecting sale of the Securities or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser a reasonable time prior to the pertinent sale or sales by the Purchaser, and provided that the Purchaser has been notified by the Company in writing that (i) the Company does not meet the conditions of Rule 172 and, accordingly, the Purchaser is required to deliver the Prospectus in connection with any sale of Registrable Securities, and (ii) such earlier Prospectus should no longer be delivered by the Purchaser; and provided, further that delivery of such updated Prospectus would have avoided such loss, claim, damage, liability or expense.

          (c) Each Purchaser will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 6.2 above respecting the sale of the Securities and the Warrant Shares or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the aggregate liability of any Purchaser hereunder shall not exceed the net proceeds received by the Purchaser in respect of the sale of Registrable Securities giving rise to such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

          (d)     Promptly after receipt by an indemnified party under this
Section 8 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement effected without its written consent.

          (e) If for any reason the indemnification provided for in the preceding paragraphs (b) and (c) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this
Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

Section 9.     Notices.  All notices, requests, consents and other
               -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be as addressed as follows:

     if to the Company, to:

          Concurrent Computer Corporation.
          4375 River Green Parkway
          Duluth, GA 30096
          Attention: Kirk Somers, Esq.
          Vice President, Investor
          Relations & General Counsel
          Telephone No.: (678) 258-4237
          Telecopy No.: (678) 258-4301

     with a copy to:

          King & Spalding LLP
          1180 Peachtree Street, N.E.
          Atlanta, GA 30309
          Attention: Jack Capers, Esq.
          Telephone No.: (404) 572-4658
          Telecopy No.: (404) 572-5132
and if to any Purchaser, at its address as set forth in Appendix A hereto, or at such other address or addresses as may have been previously furnished to the Company in writing in accordance with this Section 9.

          (b) Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery, facsimile transmission (as evidenced by the confirmation thereof), or mail.

Section 10.     Miscellaneous.
                -------------

     10.1     Amendments.  Any term of this Agreement may be amended and the
              ----------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and each Purchaser. Any amendment or waiver effected in accordance with this Section 10.1 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     10.2     Headings.  The headings of the various sections of this Agreement
              --------
are for convenience of reference only and shall not be deemed to be part of this Agreement.

     10.3     Severability.  In the event that any provision in this Agreement
              ------------
is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     10.4     Governing Law And Forum; Waiver of Jury Trial.  This Agreement
              ---------------------------------------------
shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     10.5     Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

     10.6     Entire Agreement.  This Agreement contains the entire
              ----------------
understanding of the parties with respect to the matters covered herein, supersede all prior agreements and understandings with respect to such matters and executed by and among the Company and any of the Purchasers, and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.

     10.7     Independent Nature Of Purchasers' Obligations And Rights.  The
              --------------------------------------------------------
obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange
Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     10.8     Expenses.  Each party hereto shall pay all costs and expenses
              --------
incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby, including fees of legal counsel.

     10.9     Parties.  This Agreement is made solely for the benefit of and is
              -------
binding upon the Purchasers and the Company and to the extent provided in
Section 8, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 8, no other person shall acquire or have any right under or by virtue of this Agreement.
The term "successor and assigns" shall not include any subsequent purchaser, as such purchaser, of the Securities sold to the Purchaser pursuant to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                        Concurrent Computer Corporation


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                              [Investor Signature Page]

                                        PURCHASER:

Print or Type:

                                        Name of Purchaser
                                        (Individual or Institution):


                                        ----------------------------------------

                                        Name of Individual representing
                                        Purchaser (if an Institution):


                                        ----------------------------------------

                                        Title of Individual representing
                                        Purchaser (if an Institution):


                                        ----------------------------------------

Signature by:


                                        Individual Purchaser or Individual
                                        representing Purchaser:


                                        ----------------------------------------

                                        Address:
                                                     ---------------------------

                                                     ---------------------------

                                        Telephone:
                                                     ---------------------------

                                        Telecopier:
                                                     ---------------------------

                                        E-mail:
                                                     ---------------------------


                             Warrants    Price Per
               Shares to be    to be    Security in   Aggregate
                Purchased    Purchased    Dollars       Price
               ------------  ---------  ------------  ----------

                                        $       1.25  $

                             SCHEDULE OF PURCHASERS

-------------------------------------------------------------------------------
                                                AGGREGATE
                                                 NUMBER
                                     AGGREGATE     OF      PURCHASE   AGGREGATE
                PURCHASER  TAXPAYER   NUMBER     WARRANT   PRICE PER  PURCHASE
PURCHASER NAME   ADDRESS      ID     OF SHARES   SHARES    SECURITY     PRICE
--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


--------------  ---------  --------  ---------  ---------  ---------  ---------


-------------------------------------------------------------------------------

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                     ---------------------------------------

                   (to be read in conjunction with the entire
                     Purchase Agreement which this follows)

     A. Complete the following items on the Securities Purchase Agreement (Please sign two originals):
                       ---

     1.   Investor Signature Page:

          (i)     Name of Purchaser (Individual or Institution)
          (ii)    Name of Individual representing Purchaser (if an Institution)
          (iii)   Title of Individual representing Purchaser (if an
                  Institution)
          (iv) Signature of Individual Purchaser or Individual representing Purchaser
          (v)     Amount and Purchase Price of Securities to be Purchased

     2. Appendix I - Securities Certificate Questionnaire/Registration Statement Questionnaire:

          Provide the information requested by the Securities Certificate Questionnaire and the Registration Statement Questionnaire.

     3. BY 1:00 P.M. NEW YORK TIME ON TUESDAY, MAY 15, 2007, return one copy of the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I (initially by facsimile with hard copy by overnight delivery) to each of:

                    CIBC World Markets Corp.
                    300 Madison Avenue, 5th Floor
                    New York, New York 10017
                    Attention: Ashley Myles
                    Phone: (212) 667-7258
                    Telecopy: (212) 667-6140

                    Morrison & Foerster LLP
                    1290 Avenue of the Americas
                    New York, New York 10104-0050
                    Attention: Ze'-ev Eiger, Esq.
                    Phone: (212) 468-8222
                    Telecopy: (212) 468-7900

          Please complete all of the information on the signature page of the Securities Purchase Agreement to facilitate the Closing and the physical delivery of the Securities.

          A copy of the Securities Purchase Agreement signed by the Company will be delivered to the Purchaser at a later date.

     B. BY 1:00 P.M. NEW YORK TIME ON FRIDAY, MAY 18, 2007, the Purchaser shall wire the purchase price for the Securities to the Company's account specified in and pursuant to the enclosed Wire Instructions.

     C. Upon the resale of the Shares or the Warrant Shares by the Purchasers after the Registration Statement covering the Shares and the Warrant Shares is effective, as described in the Securities Purchase Agreement, the Purchaser:

          (i) must, if notified in writing by the Company that the Company does not meet the conditions for use of Rule 172 and that, accordingly, the Purchaser must deliver a prospectus in connection with any sale of the securities, deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

          (ii) must send a letter in the form of Appendix II to the Company so that the Shares or Warrant Shares may be properly transferred.

                                WIRE INSTRUCTIONS
                                -----------------

SILICON VALLEY BANK
3353 Peachtree Road, Suite M-10
Atlanta, Georgia 30326
ABA # 121 140 399
Account Name: Concurrent Computer Corporation
ACCOUNT NO.: 3300 446 962


IMPORTANT:  Please clearly indicate on the wire (i) the name of the originator
---------
(i.e., the Investor) and (ii) the beneficiary, Concurrent Computer Corporation. Please also coordinate with your financial institution to ensure that transaction fees are NOT INADVERTENTLY DEDUCTED from the wired funds prior to their receipt by Silicon Valley Bank.

PLEASE NOTE:  If you will be initiating a wire transfer from overseas, please
-----------
call Simone Lyken, to obtain the Swift code number. Funds may be wired in U.S. dollars only.

CONTACT:
-------

Attention: Simone Lyken
Tel No.: 212.623.5118

                                                                      Appendix I
                                                                   (Page 1 of 3)

                         CONCURRENT COMPUTER CORPORATION

                      SECURITIES CERTIFICATE QUESTIONNAIRE
                      ------------------------------------

Pursuant to Section 4.5 of the Agreement, please provide us with the following information:


1.   The exact name that your Securities are to be
     registered in (this is the name that will appear on
     your stock certificate(s)).  You may use a
     nominee name if appropriate:
                                                          ----------------------

2.   The relationship between the Purchaser of the
     Securities and the Registered Holder listed in
     response to item 1 above:
                                                          ----------------------

3.   The mailing address of the Registered Holder
     listed in response to item 1 above:                  ----------------------

                                                          ----------------------

                                                          ----------------------

                                                          ----------------------

4.   The Social Security Number or Tax Identification
     Number of the Registered Holder listed in
     response to item 1 above:
                                                          ----------------------

                                                                      Appendix I
                                                                   (Page 2 of 3)

                         CONCURRENT COMPUTER CORPORATION
                      REGISTRATION STATEMENT QUESTIONNAIRE
                      ------------------------------------

In connection with the preparation of the Registration Statement, please provide us with the following information:

     Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

          Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

          Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

           Yes       No
     -----     -----

If yes, please indicate the nature of any such relationships below:

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

          Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: [ ] Yes [ ] No If "yes," please describe below

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                                      Appendix I
                                                                   (Page 3 of 3)

NASD Member.  The term "NASD member" means either any broker or dealer admitted
-----------
to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

Control.  The term "control" (including the terms "controlling," "controlled by"
-------
and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD.  The term "person associated with a
-------------------------------------------
member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person.  The term "underwriter or a related person"
-------------------------------
means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                     APPENDIX II
[Transfer Agent]
[Address]

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                   ------------------------------------------

The undersigned, [an officer of, or other person duly authorized by]
                                                              hereby certifies
-------------------------------------------------------------
     [fill in official name of individual or institution]
that he/she [said institution] is the Purchaser of the shares evidenced by the
attached certificate, and as such, sold such shares on                 in
                                                       ---------------
                                      [date]
accordance with the terms of the Purchase Agreement and in accordance with Registration Statement number

--------------------------------------------------------------------------------
      [fill in the number of or otherwise identify Registration Statement] or otherwise in accordance with the Securities Act of 1933, as amended.

Print or Type:

     Name of Purchaser
     (Individual or
     Institution):
                                    ----------------------

     Name of Individual
     representing Purchaser (if an
     Institution)
                                    ----------------------

     Title of Individual
     representing
     Purchaser (if an
     Institution):
                                    ----------------------

     Signature by:
     Individual Purchaser
     or Individual representing Purchaser:

          ----------------------

                                   SCHEDULE I

                                         STATE OR OTHER JURISDICTION OF
         NAME OF SUBSIDIARY                INCORPORATION/ORGANIZATION
         ------------------              ------------------------------

      Concurrent Computer GmbH                      Germany
      Everstream, Inc.                              Delaware

                                    EXHIBIT A

                         FORM OF COMPANY COUNSEL OPINION

     The Placement Agent shall receive on the Closing Date from counsel for the Company, an opinion (containing the customary exceptions and assumptions), addressed to the Placement Agent and the Purchasers and dated such Closing Date, and stating in effect that:

          (a) Each of the Company and its Significant Subsidiaries (as defined in Rule 1.02(w) of Regulation S-X) organized or incorporated in the United States of America (the "Subsidiaries") is validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation. The Company is duly qualified to transact business as a foreign corporation in the jurisdictions set forth in Exhibit A.
                                              ---------

          (b) Each of the Company and its Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Memorandum and with respect to the Company to enter into and perform its obligations under this Agreement and to issue and sell the Securities and to issue the Warrant Shares. As of March 31, 2007, the Company was authorized by its Restated Certificate of Incorporation to issue capital stock as follows: (a) 100,000,000 shares of Common Stock, (b) 25,000,000 shares of Series Preferred Stock, par value $0.01 per share ("Series Preferred Stock") and (c) 20,000 shares of Class A Preferred Stock, par value $100 per share ("Class A Preferred Stock"). As of March 31, 2007, 71,659,433 shares of Common Stock were outstanding, and no shares of Series Preferred Stock or Class A Preferred Stock were outstanding.
To our knowledge, there have been no changes in the outstanding capital stock of the Company since March 31, 2007, except to the extent that options to purchase shares of Common Stock have been exercised.

          (c) The Securities and the Warrant Shares to be issued and sold by the Company pursuant to this Agreement and the Warrants have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement. The Shares when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. The Warrant Shares when issued and paid for pursuant to the terms of the Warrants, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares and the issuance of the Warrant Shares by the Company are not subject to any preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms in all material respects to the descriptions thereof in the Form of Resale Registration Statement, which is attached as an exhibit to the Memorandum and incorporated by reference therein.

          (d) The form of certificate used to evidence the Common Stock complies in all material respects with the requirements of Delaware General Corporation Law.

          (e) The Company has full corporate power and authority to enter into this Agreement, Placement Agency Agreement, the Engagement Letter and the Warrants and to issue, sell and deliver the Securities and Warrant Shares to the investors as provided herein. This Agreement, the Placement Agency Agreement, Engagement Letter and the Warrants have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms; except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity.

          (f) The execution and delivery by the Company of this Agreement, the Placement Agency Agreement and the Warrants and the performance by the Company of its obligations hereunder and thereunder will not (a) violate any of the terms of the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company, (b) result in any violation of, or conflict with, or constitute a default (alone or with the passage of time or both) under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound or subject, or any New York, Delaware or federal statute, rule or regulation, that is made an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the "Form 10-K") or any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by the Company subsequent to the filing of the Form 10-K, or (c) to our knowledge, result in the creation or imposition of any lien, charge, restriction, claim or encumbrance upon any of the properties or assets of the Company under such agreements.

          (g) No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory authority having jurisdiction over the Company or its Subsidiaries is required for the offer, sale or issuance of the Securities, except for (and subject to) the following: (a) such as may be required under the Securities Act and (b) the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under applicable blue sky laws.

          (h) The Shares and the Warrant Shares have been approved for listing on the NASDAQ Global Market.

          (i) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (j) Assuming the accuracy of the representations and warranties of the Purchasers and the Company made in the Purchase Agreements, and the compliance by the Placement Agent with the offering and solicitation procedures outlined in its certificate attached hereto, the offer and sale of the Securities is exempt from the registration requirements of the Act, subject to the timely filing by the Company of a Form D pursuant to Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Placement Agent as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Purchasers and the Placement Agent are justified in relying on such other opinions. Copies of any other opinions relied upon shall be furnished to the Placement Agent and counsel for the Purchasers. Such counsel's opinion may also include reasonable and customary assumptions.